                                                          EXHIBIT E-1, 10.8





                  ALLEGHENY POWER SYSTEM, INC.

                    DEFERRED STOCK UNIT PLAN

                              for

                       OUTSIDE DIRECTORS




                   (Effective March 1, 1997)

                  ALLEGHENY POWER SYSTEM, INC.

         DEFERRED STOCK UNIT PLAN FOR OUTSIDE DIRECTORS


          1.   Purpose of the Plan.  The purpose of this Deferred

Stock Unit Plan for Outside Directors (the "Plan") is to increase the  alignment of the economic interests of each Outside Director

(the "Outside Director" or "Director") of Allegheny Power System,

Inc. (the "Company") with the economic interests of the Company's stockholders by allocating Share Units to the Share Unit Accounts established for each Director rather than making cash payments of equivalent value to the Director.

          2.    Eligibility  to Participate in  the  Plan.   Each

person  who  is an Outside Director of the Company on January  1,

1997  or  who  thereafter becomes an Outside  Director  shall  be eligible  to participate in the Plan.  An Outside Director  is  a director  of  the  Company who does not at any time  during  such service  or prior thereto serve as an employee of the Company  or any  of  its subsidiaries and who is not at any time eligible  to receive a benefit under any present or future basic pension  plan established for the benefit of employees of the Company or of any

Subsidiary.  Any Director who becomes an employee of the  Company or a Subsidiary and thereby becomes eligible to receive a benefit under  such  basic  pension plan shall cease  to  be  an  Outside

Director  and shall cease to be eligible for benefits under  this

Plan and shall forfeit any benefits that the Director may then have become entitled to under the Plan without regard to his age or Plan Years of Service.

          3.   Definitions.

          A.   Annual Credit -

               shall  mean  275  Share Units  in  the  Plan  Year

               beginning  with the Effective Date or such  larger

               amount as the Committee shall deem appropriate  in

               any  subsequent Plan Year, provided, however, that

               such  larger  amount in the subsequent  Plan  Year

               shall  not  exceed  110% of the Annual  Credit  in

               effect in the immediately preceding Plan Year.

          B.   Committee -

               shall mean the Management Review Committee of  the

               Board  of  Directors of the Company ("the  Board")

               and  such other committee to which the Board  may,

               from   time   to  time,  assign  the   Committee's

               responsibilities.

          C.   Common Stock -

               shall  mean  shares  of the common  stock  of  the

               Company  as  issued and outstanding from  time  to

               time.

          D.   Conversion Value -

               shall mean the actuarial value as of March 1, 1997

               of   a  Director's  Benefit  under  the  Company's

               heretofore  existing

               Board of Directors Retirement

               Plan   ("Retirement  Plan")  determined   on   the

               following   assumptions: (i) each present  Outside

               Director   would   satisfy  that  Plan=s   benefit

               eligibility  rules,  (ii) GAM  83  Male  Mortality

               Table  and  GAM  83  Female  Mortality  Table  are

               applicable,  (iii) the applicable interest  factor

               is  6%  per  annum  and (iv)  the  retirement  age

               annuity factor is 72.

          E.   Effective Date -

               shall mean the day following approval of the  Plan

               by the Company's stockholders.

          F.   Plan Year -

               shall  mean the approximately 12-month  period

               between  annual meetings of the stockholders of  the

               Company.

          G.   Plan Years of Service -

               shall mean the Director's Plan Years of service as

               an  Outside  Director measured from  the  date  of

               first  election  as  an Outside Director,  whether

               occurring before or after the Effective Date.

          H.   Share Unit -

               shall mean a unit of measurement equivalent to one

               share  of Common Stock, with, except to the extent

               specifically   provided  herein,   none   of   the

               attendant rights usually available to a holder  of

               such  a  share, including without limitation,  the

               right  to
               vote such share and the right to receive

               dividends paid thereon.

          I.   Share Unit Account -

               shall  mean the account established to record  the

               number  of  Share Units credited to  each  Outside

               Director.

          J.   Value of a Share Unit -

               shall mean an amount equal to the closing price of

               a  share  of  Common Stock on the New  York  Stock

               Exchange  on  the last trading date preceding  the

               date as of which the value of any Share Unit is to

               be determined.

          4.   Conversion Procedures.  On the Effective Date, the

Committee shall record initial credits in the Share Unit  Account of each then Outside Director equal to such number of Share Units and  such  fraction of a Share Unit as shall result from dividing the  Conversion Value determined for each Outside Director by the

Value  of  a  Share Unit.  Each Director who has become  eligible under  the  Retirement Plan as of the Effective  Date,  shall  be fully vested in such initial credits to the Director's Share Unit

Account.  Initial credits in the Share Unit Account of each other

Outside   Director  shall  vest  as  provided  in   Section   9A.

Notwithstanding  the  provisions  of  this  Section  any  Outside

Director  who  ceases  to be eligible for  benefits  pursuant  to

Section 2 shall be divested of all initial credits.

          5.   Annual Share Unit Allocation.  On June 1, 1997 and

annually  thereafter,  the Share Unit  Account  of  each  Outside

Director shall be credited with the Annual Credit amount.

          6.    Cash Dividends.  On the payment date of each cash

dividend,  each  Share Unit Account shall  be  increased  by  the number  of  Share  Units and fraction of a Share  Unit  as  shall result  from a division of (i) the aggregate amount of  the  cash dividend  that  would have been payable (determined  as  if  each

Share Unit then in the Share Unit Account were an issued share of

Common  Stock)  with  respect  to  such  number  (including   any

fraction)  of  Share Units as shall be in each  such  Share  Unit

Account on the day preceding such payment date by (ii) the  Value of a Share Unit as of such payment date.

          7.    Stock Dividends and Stock Splits.  On the  record

date  of  each  stock dividend or stock split,  each  Share  Unit

Account shall be increased by the aggregate number of shares  and fractions  of Share Units (determined as if each Share Unit  then in  the  Share Unit Account were an issued share of Common Stock)

payable  with respect to such number (including any fraction)  of

Share  Units as shall be in each such Share Unit Account  on  the day preceding such record date.

          8.   Plan Benefits:

          A.  Eligibility for Benefits:

          I.   Each Outside Director who retires after attainment

of age 65 and completion of 5 Plan Years of Service as an Outside

Director  of  the Company or who ceases to serve by reason  of  a

Special  Event (as defined below) shall be eligible to receive  a benefit  under the Plan.  The eligibility of any Outside Director who  ceases to be eligible for benefits pursuant to Section 2  or who  ceases  to serve as such prior to attaining age 65  for  any reason  whatsoever  other than because of  the

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occurrence  of  a Special  Event will terminate forthwith and no benefit  shall  be payable  to such Outside Director or to any beneficiary  of  such Outside Director.

               II.   A  Special  Event shall be  deemed  to  have

occurred if, before attaining age 65, an Outside Director shall

                    (a)  Die after serving as an Outside Director

                         for 5 Plan Years.

                    (b)  Become  disabled  after  serving  as  an

                         Outside Director for 5 Plan Years.

                    (c)  With  the  consent of 66b%  of  all  the

                         directors   voting  thereon  (with   the

                         Outside  Director abstaining) resign  or

                         fail to stand for reelection.

          For  purposes of this Plan, "disability" shall mean the

complete  and  permanent  inability,  by  reason  of  illness  or accident of the Outside Director to perform his or her duties  as an  Outside  Director, as determined by the  Committee  based  on medical evidence acceptable to it.

          B.   Amount of Benefits -

          I.    Each   Outside  Director  who  then   meets   the

eligibility requirements set forth in Sections 2 and 8A  will  be entitled, at the termination of his or her service, to receive in cash  an  amount equal to the then aggregate Value of  the  Share

Units in his or her Share Unit Account.  However, if prior to the

Effective Date or prior to the later date of first election as an

Outside  Director, the Outside Director has made  an  irrevocable written election to receive his or her benefit in a specified number of annual installments, the aggregate Value of the Share

Units in his or her Share Unit Account shall be redetermined each

July  1 subsequent to such termination and the percentage of such

Value  as  shall  relate to the then number of  remaining  annual installments so elected by the Director shall be then paid to the

Director.   At  any  time  prior to  an  annual  meeting  of  the

Company=s stockholders, an Outside Director who has not made such a  written  election  may make such an irrevocable  election  for payment in annual installments of all Share Units credited to the

Director's  Share  Unit  Account  by  reason  of  Annual  Credits allocated in subsequent Plan Years.

          II.   In  the event of the death of an Outside Director

either  before  or  during  the period  when  annual  installment payments are being made, the aggregate Value of his or her  Share

Unit  Account  as  of  the date of death shall  be  paid  to  the

Director's  designated beneficiary or, if none, to the Director's estate within 90 days after death.

          C.   Source of Payments -

          The  benefit payable to an Outside Director under  this

Plan   shall  be  paid  by  the  Company  with  the  Subsidiaries contributing  in proportion to their respective contributions  to the  retainer amounts of Directors in the Plan Year  in  which  a benefit  is first payable to such Outside Director.  Immediately,

following   the  Effective  Date  the  Company  will  cause   the

subsidiaries to take such action as may be appropriate to reflect their commitments with respect to such contributions.

          9.   Vesting.

          A.    Absence  of  Vesting.  An Outside Director  shall

have no vested interest in the Plan except for amounts vested  to the  extent  provided in Section 4 upon Conversion of  Retirement

Plan benefits and amounts which the Director becomes eligible  to receive under Section 8A.  In the event that a Participant ceases for any reason other than the occurrence of a Special Event to be an Outside Director of the Company prior to attaining age 65, any entitlement  to benefits shall end, and all his/her rights  under the  Plan  shall terminate without regard to whether the  Outside

Director has served as a Director for 5 Plan Years.

          B.     Change   of  Control  Vesting.   Notwithstanding

Section  9A, an Outside Director shall become eligible  for  Plan

Retirement  Benefits upon the occurrence of a change  of  control regardless  of the Outside Director's then age or Plan  Years  of

Service,  and  Benefits shall be payable to the Participant's  in

the   amounts  provided  in  Section  8B  at  such  time  as  the

Participant  ceases to be a Director.  A "change in  control"  is deemed to occur at the time when either (i) any entity, person or group  (other  than the Company, any Subsidiary or  any  savings,

pension or other benefit plan for the benefit of employees of the

Company or its subsidiaries) which theretofore beneficially owned less  than  20%  of  the Company's

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Common Stock then  outstanding

acquires  shares of Common Stock in a transaction  or  series  of transactions  that  results  in  such  entity,  person  or  group directly  or  indirectly owning beneficially 20% or more  of  the outstanding  Common  Stock or (ii) the election  or  appointment,

within  a twelve-month period, of persons to the Company's  Board of  Directors  who  were  not directors of  the  Company  at  the

beginning   of  such  twelve-month  period,  whose  election   or

appointment was not voted or approved in advance by a majority of those persons who were directors at the beginning of such period,

and which newly elected or appointed Directors shall constitute a majority of the Board of Directors of the Company.


          10.   Funding.   The  Plan shall  be  unfunded  and  an

Outside  Director  shall have no interest in any  assets  of  the

Company  or  any  Subsidiary.  Benefits shall be  paid  from  the general assets of the Company and the Subsidiaries and the rights of  an  Outside Director and his/her beneficiary shall be limited to  those of an unsecured general creditor of the Company and the

Subsidiaries.  No Common Shares shall be issued, acquired or held for the purposes of the Plan.  Each Unit

Share Account shall be a

mere  book  account.   No  special  or  separate  fund  shall  be

established  or other segregation of assets made to  assure  such

payments;   provided,   however,  that  the   Company   and   the

Subsidiaries  may establish bookkeeping reserves  to  meet  their obligations  hereunder.  Nothing contained in the  Plan,  and  no action taken pursuant to the provisions of the Plan, shall create or  be  construed to create a trust of any kind, or  a  fiduciary

relationship  between  the  Company,  the  Subsidiaries  or   the

Committee, and any Outside Director or other person.  It  is  the intention of the parties that this Plan shall constitute  a  mere promise  by the Company and the Subsidiaries to make payments  in the future of the amounts provided herein.

          11.   Administration and Governing Law.  This Plan will

be  administered by and under the direction of the  Committee  on behalf  of  the Company and the Subsidiaries.  The Committee  may

adopt, and may from time to time modify or amend, such rules  and

guidelines   (hereinafter  referred  to   as   the   "Rules   and

Guidelines") consistent herewith as it may deem necessary or appropriate for carrying out the provisions and purposes of the

Plan,  which, upon their adoption and so long as in effect, shall be deemed a part hereof to the same extent as if set forth in the

Plan.   The  Committee may also adopt any amendment to this  Plan

which   may  be  necessary  or  appropriate  to  facilitate   the

administration,  management  and  interpretation  of  this  Plan,

provided that any such amendment does not have a material  effect on  the Plan's cost.  Any interpretation and construction by  the

Committee  of  any  provision of, and the  determination  of  any question  arising  under, the Plan or the  Rules  and  Guidelines shall  be  final, conclusive, and binding upon the  Company,  the

Subsidiaries,  each  Outside Director and his/her  beneficiaries.

The  provisions of the Plan shall be construed, administered, and enforced  according to and governed by the laws of the  State  of

Maryland.


          12.   Limitation  on Scope of Plan.  Nothing  contained

herein  shall  be  deemed  to give any Outside  Director  of  the

Company any right to be re-elected or otherwise continue to serve as Director or deny to the Company the right to remove any Director at any time. Notwithstanding the preceding sentence, in the  event  of a change of control of the Company, as defined  in

Section  9B, the eligibility of each Outside Director  under  the

Plan shall be deemed to have been permanently established  on the effective date of such change of control and the Company and  the

Subsidiaries  shall  be  contractually  bound  to  pay  the  Plan

Retirement Benefits deemed vested by Section 9B.


          13.   Non-Assignability.  The rights of a Director  and

his/her  surviving beneficiary hereunder shall not be subject  in

any   manner   to   anticipation,  alienation,  sale,   transfer,

assignment,  pledge, encumbrance, attachment  or  garnishment  by creditors  of the Director or creditors of any beneficiary  of  a

Director.   In the event of any attempted assignment or transfer,

the Company shall have no further liability hereunder.  Nor shall any payments be transferable by operation of law in the event  of bankruptcy or insolvency, except to the extent otherwise provided by applicable law.

          14.   Tax Withholding.  The Company shall withhold from

all amounts payable under this Plan any federal, state, local  or other  taxes required by law to be withheld with respect to  such amounts.

          15.    Successors   and  Assigns.    Subject   to   the

limitations and restrictions expressed herein, this Plan shall be binding  upon  and inure to the benefit of the  Company  and  its successors  and  assigns  and  the Outside  Directors,  or  their successors, assigns, designees and estates.  This Plan shall also

be   binding  upon  any  successor  corporation  or  organization succeeding  to substantially all the assets and business  of  the

Company, but nothing in this Plan shall preclude the Company from merging  or  consolidating into or with, or transferring  all  or substantially  all  of the assets to, another  corporation  which assumes  this Plan and all obligations of the Company  hereunder.

The  Company agrees, subject, however, to continuation in  effect of  the  provisions  of Sections 9A and 10, to  make  appropriate provision  for the continuation of this Plan and preservation  of the  rights of Outside Directors under this Plan in any agreement or  plan  which it may
 enter into in order to effect any  merger,

consolidation,  reorganization,  or  transfer   of   assets   and

assumption of liabilities.  On the occurrence of such event,  the term  "Company"  shall refer to such other corporation  and  this

Plan shall continue in full force and effect.


          16.   Termination  or  Amendment.   This  Plan  may  be

amended,  suspended  or terminated, in whole  or  in  part,  with prospective  or  retroactive effect by action  of  the  Board  of

Directors of the Company, acting on behalf of the Company and the

Subsidiaries,  at  any time without the consent  of  any  Outside

Director  or  beneficiary;  provided,  however,  that   no   such

amendment,  suspension or termination nor amendment of  the  Plan shall  reduce  or  terminate any benefit to or in  respect  of  a

Outside Director who has attained age 65 and served five years as a Director.